EXHIBIT 10.67

ADDITIONAL FUNDING AGREEMENT

This Agreement (this “Agreement”) is dated as of May 12, 2003, by and among Path 1 Network Technologies, Inc. (the “Company”) and Palisades Master Fund L.P., Crescent International Ltd., Alpha Capital AG and Barucha LTD, as defined on the signature page hereto (collectively referred to as the “Purchasers”).

WHEREAS, the Company, Palisades Master Fund L.P. and Crescent International Ltd. are parties to that certain Securities Purchase Agreement dated as of March 28, 2003 (the “Purchase Agreement”);

WHEREAS, defined terms not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement;

WHEREAS, Alpha Capital AG and Barucha LTD wishes to be party to, and Path 1 Network Technologies, Inc., Palisades Master Fund L.P. and Crescent International Ltd wish to make such investors party to, the Purchase Agreement and all of the exhibits thereto; and

WHEREAS, subject to the terms and conditions set forth in this Agreement and the Purchase Agreement, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, up to, but not to exceed, in the aggregate and in addition to the securities purchased at the Closing of the Purchase Agreement, $500,000 principal amount of Debentures and Warrants to purchase up to, in the aggregate, 192,308 shares of Common Stock, as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers hereto agree as follows:

1.    Investment.    Within two (2) Trading Days from the date hereof, each Purchaser shall deliver to the Company via wire transfer the amount set forth on the signature pages hereto and labeled as the subscription amount, and the Company shall deliver to such Purchaser Debentures with a principal amount equal to the subscription amount, otherwise in accordance with Section 2.2(a)(i) of the Purchase Agreement, and Warrants in accordance with Section 2.2(a)(ii) of the Purchase Agreement.

2.    Documents.    The rights and obligations of the Purchasers and of the Company with respect to the Debentures, the Warrants and the shares of Common Stock issuable thereunder (the “Underlying Shares”) shall be identical in all respects to the rights and obligations of the purchasers and of the Company with respect to the Debentures, the Warrants and the Underlying Shares issued pursuant to the Purchase Agreement. For purposes of determining any rights or obligations of either party, March 28, 2003 shall be deemed the Closing Date of this transaction. Any rights of a Purchaser or covenants of the Company which are dependant on a Purchaser holding securities of the Company or which are determined in magnitude by such Purchaser’s purchase of securities pursuant to the Purchase Agreement shall be deemed to include any securities purchased or issuable hereunder. The Purchase Agreement and Debentures are hereby amended to the extent that the term “Debentures” includes the Debentures issued hereunder, “Warrants” includes the warrants issued hereunder and “Underlying Shares” includes the Underlying Shares. Additionally, the Registration Rights Agreement is hereby amended to the extent that the term “Registrable Securities” includes in the calculation thereof the Underlying Shares and “Warrants” includes the warrants issued hereunder.

The Company and HPC Capital Management (“HPC”) hereby agree to amend that certain engagement letter, dated December 26, 2001, between the Company and HPC to increase HPC’s placement fee to 10% of the gross proceeds raised hereunder. Except as specifically amended by the terms of this Agreement, the engagement letter between HPC and the Company shall remain unmodified and in full force and effect, and shall not be in any way changed, modified or superseded by the terms set forth herein, including HPC’s right to receive a warrant to purchase up to 10,000 shares of Common stock per $500,000 invested, otherwise with terms identical to that of the Warrants. Additionally, the Company shall pay, out of the gross proceeds raised hereunder, $2,000 to Feldman Weinstein LLP for the benefit of HPC for the legal fees and expenses incurred by HPC in connection herewith.

3.    Representations and Warranties of the Company.    Except as set forth under the corresponding section of the disclosure schedules attached to the Purchase Agreement, if any, all representations and warranties of the Company contained in Section 3.1 of the Purchase Agreement were true and correct as of March 28, 2003, and remain true and correct as of the date hereof, as though made at and as of the date hereof. The Company has performed all of the covenants of the Company contained in the Purchase Agreement to be performed by the Company through the date hereof. The Company shall, by the business day following the date of this Agreement, issue a press release reasonably acceptable to the Purchasers disclosing all material terms of the transactions contemplated hereby otherwise in compliance with Section 4.8 of the Purchase Agreement.

4.    Representations and Warranties of the Purchasers.    Each Purchaser hereby represents and warrants to the Company, severally and not jointly, that its representations and warranties listed in Section 3.2 of the Purchase Agreement are true and correct with respect to such Purchaser as of the date hereof.

5.    Incorporation by Reference.    Except as set forth in this Agreement, each of the Purchase Agreement and the Registration Rights Agreement (with all exhibits attached thereto) are hereby incorporated by reference and made a part hereof. Execution of the signature page to this Agreement shall constitute the execution of each of the Purchase Agreement and the Registration Rights Agreement, and each Purchaser and the Company shall be bound to their terms and conditions as set forth in this Agreement. Except as specifically amended by the terms of this Agreement, the Purchase Agreement and all exhibits attached thereto shall remain unmodified and in full force and effect, and shall not be in any way changed, modified or superseded by the terms set forth herein. Unless waived by all of the Purchasers, the Company shall deliver to the Purchasers an opinion of Company counsel substantially in the form of opinion delivered pursuant to the Purchaser Agreement to the purchaser signatory thereto.

6.    Consent to Agreement and Amendment with Respect to Other Registrations.    To the extent required pursuant to Section 4.7 of the Purchase Agreement, each Purchaser for itself, consents to the issuance of the Common Stock and Warrants pursuant to this Agreement and to the extent required pursuant to the Registration Rights Agreement, consents to the inclusion of any and all Underlying Shares of Alpha Capital and Barucha LTD on the Registration Statement. Notwithstanding anything to the contrary in the Purchase Agreement or Registration Rights Agreement, including Section 1 or Section 6(b) of the Registration Rights Agreement, the Company shall not file any other registration statement or include for registration any other securities on the Registration Statement other than the Registrable Securities until after the Effective Date.

7.    Successors and Assigns.    Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

8.    Amendment and Waiver.    Except as specifically amended by the terms of this Agreement, the Purchase Agreement and its exhibits shall remain unmodified and in full force and effect, and shall not be in any way changed, modified or superseded by the terms set forth herein. Neither this

Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by all the parties hereto.

9.    Counterparts.    This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. Execution of this amendment may be made by delivery by facsimile.

10.    Notices.    Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement, except as set forth on the signature pages hereto.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PATH 1 NETWORK TECHNOLOGIES, INC.

By:	/s/ JOHN ZAVOLI
Name: John Zavoli
Title: CFO

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK SIGNATURE PAGE FOR PURCHASERS FOLLOWS]

[PURCHASER FUNDING SIGNATURE PAGE]

PALISADES MASTER FUND L.P.

By:	/s/ PAUL T. MANNION, Jr.
Name: Paul T. Mannion, Jr.
Title: General Partner

Subscription Amount: $200,000

Warrant Shares: 76,922

CRESCENT INTERNATIONAL LTD.

By:	/s/ M. CRAW M. BREZZI
Name: M. Craw M. Brezzi
Title: Authorized Signatories

Subscription Amount: $100,000

Warrant Shares: 38,462

ALPHA CAPITAL AG By: /s/ [ILLEGIBLE] Name: [illegible name] Title: Director	Address for Notice: Lettstrasse 32 Furstentum 9490 Vaduz, Liechtenstein Fax: 011-423 232 3196 Attn: Director

Subscription Amount: $100,000

Warrant Shares: 38,462

BARUCHA LTD By: /s/ CAROLINE BIRNBAUM Name: Caroline Birnbaum Title: Trustee	Address for Notice: 515 Ave I Brooklyn, NY 11219 Attn: Caroline Birnbaum Tel: 917-748-3501

Subscription Amount: $100,000

Warrant Shares: 38,462

[PLACEMENT AGENT SIGNATURE PAGE]

HPC CAPITAL MANAGEMENT

By:	/s/ PAUL T. MANNION, JR.
Name: Paul T. Mannion, Jr. Title: General Partner

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